Exhibit 99.1

Altair Announces Third Quarter 2022 Financial Results

Altair Beats Third Quarter Expectations, Raises Full Year Guidance in Constant Currency

TROY, Mich. – November 3, 2022 – Altair (Nasdaq: ALTR), a global leader in computational science and artificial intelligence (AI), today released its financial results for the third quarter ended September 30, 2022.

“Altair had a solid third quarter, showing exceptional momentum despite significant macro-economic uncertainty, led by double digit growth in billings on a constant currency basis and strong demand across all geographies,” said James Scapa, founder, chairman and chief executive officer of Altair. “Our dedicated global teams continue to push forward with outstanding technology developments and applications.”

“We're very pleased with the third quarter, continuing the success we had in the first half of the year,” said Matt Brown, chief financial officer of Altair. “Our third quarter revenue was at the high end of our guidance range, despite significant currency headwinds, while our profitability exceeded our expectations. These strong results give us the confidence to raise our full year 2022 guidance in constant currency.”

Third Quarter 2022 Financial Highlights

•
Software product revenue was $103.8 million compared to $102.3 million for the third quarter of 2021, an increase of 1.4% in reported currency and 10.1% in constant currency
•
Total revenue was $119.4 million compared to $121.3 million for the third quarter of 2021, a decrease of 1.6% in reported currency and an increase of 6.3% in constant currency
•
Net loss was $(33.2) million compared to $(8.1) million for the third quarter of 2021. Diluted net loss per share was $(0.42) based on 79.2 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $(0.11) for the third quarter of 2021, based on 75.8 million diluted weighted average common shares outstanding. Net loss margin was -27.9% compared to -6.7% for the third quarter of 2021
•
Non-GAAP net income was $4.3 million, compared to non-GAAP net income of $9.6 million for the third quarter of 2021, a decrease of 55.7%. Non-GAAP diluted net income per share was $0.05 based on 88.1 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.12 for the third quarter of 2021, based on 81.1 million non-GAAP diluted common shares outstanding
•
Adjusted EBITDA was $6.8 million compared to $14.8 million for the third quarter of 2021, a decrease of 54.0%. Adjusted EBITDA margin was 5.7% compared to 12.2% for the third quarter of 2021
•
Cash provided by operating activities was $8.5 million, compared to $0.9 million for the third quarter of 2021
•
Free cash flow was $5.2 million, compared to $(0.5) million for the third quarter of 2021.

Business Outlook

Based on information available as of today, Altair is issuing the following guidance for the fourth quarter and full year 2022:

(in millions)	Fourth Quarter 2022			Full Year 2022
Software Product Revenue	$126.0	to	$131.0	$488.0	to	$493.0
Total Revenue	$143.0		$148.0	$555.0		$560.0
Net Loss	$(15.0)		$(12.1)	$(70.3)		$(67.4)
Non-GAAP Net Income	$15.5		$17.8	$63.8		$66.0
Adjusted EBITDA	$22.0		$25.0	$92.0		$95.0
Net Cash Provided by Operating Activities				$23.0		$27.0
Free Cash Flow				$14.0		$18.0

The following table provides a reconciliation of 2022 Full Year guidance to the last guidance provided in August:

	(Unaudited)
	Full Year 2022
(in millions)	Midpoint of Guidance in August	Increase/ (Decrease)	Currency Fluctuations from Prior Guidance	Midpoint of Guidance in November
Software Product Revenue	$492.5	$4.2	$(6.2)	$490.5
Total Revenue	$560.5	$3.7	$(6.7)	$557.5
Adjusted EBITDA	$94.0	$1.0	$(1.5)	$93.5

Conference Call Information

What: Altair’s Third Quarter 2022 Financial Results Conference Call
When: Thursday, November 3, 2022

Time: 5 p.m. ET
Webcast: http://investor.altair.com (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP Net Income, Non-GAAP Net Income Per Share, Adjusted EBITDA, Free Cash Flow, Non-GAAP Gross Profit and Non-GAAP Operating Expense.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, restructuring charges, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Non-GAAP diluted common shares as defined starting with Q1 2022, includes the diluted weighted average shares outstanding per GAAP regardless of whether the Company is in a loss position. All periods presented will be adjusted to align with this new definition.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Free cash flow consists of cash flow from operations less capital expenditures.

Non-GAAP gross profit represents gross profit adjusted for stock-based compensation expense, restructuring expense and other special items as identified by management and described elsewhere in this press release.

Non-GAAP operating expense represents operating expense excluding stock-based compensation expense, amortization, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global leader in computational science and artificial intelligence (AI) that provides software and cloud solutions in simulation, high-performance computing (HPC), data analytics and AI. Altair enables organizations across all industries to compete more effectively and drive smarter decisions in an increasingly connected world – all while creating a greener, more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the fourth quarter and full year 2022, our statements regarding our expectations for 2022, and our reconciliations of projected non-GAAP financial measures. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

dls@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30, 2022	December 31, 2021
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$311,853	$413,743
Accounts receivable, net	119,921	137,561
Income tax receivable	10,465	9,388
Prepaid expenses and other current assets	23,492	27,529
Total current assets	465,731	588,221
Property and equipment, net	38,938	40,478
Operating lease right of use assets	32,627	28,494
Goodwill	455,211	370,178
Other intangible assets, net	86,080	99,057
Deferred tax assets	7,605	8,495
Other long-term assets	38,736	28,352
TOTAL ASSETS	$1,124,928	$1,163,275
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,235	$6,647
Accrued compensation and benefits	37,036	42,307
Current portion of operating lease liabilities	9,996	9,933
Other accrued expenses and current liabilities	50,686	122,226
Deferred revenue	94,523	93,160
Convertible senior notes, net	—	199,705
Total current liabilities	198,476	473,978
Operating lease liabilities, net of current portion	23,466	19,550
Deferred revenue, non-current	22,017	12,872
Convertible senior notes, net	305,158	—
Other long-term liabilities	40,282	42,894
TOTAL LIABILITIES	589,399	549,294
Commitments and contingencies
MEZZANINE EQUITY	—	784
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 52,377 and 51,524 shares as of September 30, 2022, and December 31, 2021, respectively	5	5
Class B common stock, authorized 41,203 shares, issued and outstanding 27,745 shares as of September 30, 2022, and December 31, 2021	3	3
Additional paid-in capital	715,736	724,226
Accumulated deficit	(133,642)	(102,087)
Accumulated other comprehensive loss	(46,573)	(8,950)
TOTAL STOCKHOLDERS’ EQUITY	535,529	613,197
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$1,124,928	$1,163,275

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2022	2021	2022	2021
Revenue
License	$67,245	$67,603	$256,102	$230,630
Maintenance and other services	36,520	34,686	105,453	100,758
Total software	103,765	102,289	361,555	331,388
Software related services	6,706	7,650	23,143	23,229
Total software and related services	110,471	109,939	384,698	354,617
Client engineering services	7,355	10,060	22,414	31,005
Other	1,525	1,308	4,676	5,760
Total revenue	119,351	121,307	411,788	391,382
Cost of revenue
License	2,579	4,694	11,386	13,706
Maintenance and other services	13,025	11,770	38,628	35,368
Total software *	15,604	16,464	50,014	49,074
Software related services	5,240	5,707	16,739	17,560
Total software and related services	20,844	22,171	66,753	66,634
Client engineering services	5,835	7,982	18,390	25,163
Other	1,230	1,348	3,892	5,072
Total cost of revenue	27,909	31,501	89,035	96,869
Gross profit	91,442	89,806	322,753	294,513
Operating expenses:
Research and development *	48,781	35,839	138,352	112,872
Sales and marketing *	39,244	30,589	114,042	94,568
General and administrative *	24,677	22,196	72,613	67,983
Amortization of intangible assets	6,571	4,432	18,682	13,924
Other operating income, net	(2,835)	(1,324)	(9,383)	(2,526)
Total operating expenses	116,438	91,732	334,306	286,821
Operating (loss) income	(24,996)	(1,926)	(11,553)	7,692
Interest expense	1,566	3,037	2,851	8,998
Other expense, net	2,107	124	26,082	1,667
Loss before income taxes	(28,669)	(5,087)	(40,486)	(2,973)
Income tax expense	4,579	3,022	15,008	4,424
Net loss	$(33,248)	$(8,109)	$(55,494)	$(7,397)
Loss per share:
Net loss per share attributable to common stockholders, basic	$(0.42)	$(0.11)	$(0.70)	$(0.10)
Net loss per share attributable to common stockholders, diluted	$(0.42)	$(0.11)	$(0.70)	$(0.10)
Weighted average shares outstanding:
Weighted average number of shares used in computing net loss per share, basic	79,207	75,750	79,205	75,226
Weighted average number of shares used in computing net loss per share, diluted	79,207	75,750	79,205	75,226

* Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Cost of revenue – software	$2,332	$1,411	$6,265	$3,791
Research and development	10,243	3,894	26,580	11,223
Sales and marketing	7,806	3,673	22,505	10,800
General and administrative	2,329	1,955	7,174	5,415
Total stock-based compensation expense	$22,710	$10,933	$62,524	$31,229

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Employee stock-based compensation plans	$15,490	$10,194	$43,622	$29,009
Equity issued in connection with acquisitions	7,220	739	18,902	2,220
Total stock-based compensation expense	$22,710	$10,933	$62,524	$31,229

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Nine Months Ended September 30,
(In thousands)	2022	2021
OPERATING ACTIVITIES:
Net loss	$(55,494)	$(7,397)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	24,092	19,355
Provision for credit loss	183	330
Amortization of debt discount and issuance costs	1,330	8,513
Stock-based compensation expense	62,524	31,229
Deferred income taxes	4	(510)
Gain on mark-to-market adjustment of contingent consideration	(7,482)	—
Expense on repurchase of convertible senior notes	16,621	—
Other, net	153	40
Changes in assets and liabilities:
Accounts receivable	13,859	26,770
Prepaid expenses and other current assets	1,906	(7,612)
Other long-term assets	3,134	(5,018)
Accounts payable	(270)	(2,432)
Accrued compensation and benefits	(3,639)	481
Other accrued expenses and current liabilities	(48,698)	483
Deferred revenue	18,311	(8,638)
Net cash provided by operating activities	26,534	55,594
INVESTING ACTIVITIES:
Payments for acquisition of businesses, net of cash acquired	(134,130)	(5,472)
Capital expenditures	(6,721)	(6,811)
Other investing activities, net	(10,322)	(628)
Net cash used in investing activities	(151,173)	(12,911)
FINANCING ACTIVITIES:
Proceeds from issuance of convertible senior notes, net of discounts and commissions	224,265	—
Repurchase of convertible senior notes	(192,422)	—
Proceeds from employee stock purchase plan contributions	6,549	2,110
Repurchase and retirement of common stock	(4,387)	—
Proceeds from the exercise of common stock options	2,840	2,059
Payments of debt issuance costs	(1,523)	—
Proceeds from private placement of common stock	—	200,000
Payments on revolving commitment	—	(30,000)
Other financing activities	(170)	(434)
Net cash provided by financing activities	35,152	173,735
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(12,142)	(1,951)
Net (decrease) increase in cash, cash equivalents and restricted cash	(101,629)	214,467
Cash, cash equivalents and restricted cash at beginning of year	414,012	241,547
Cash, cash equivalents and restricted cash at end of period	$312,383	$456,014
Supplemental disclosure of cash flow:
Interest paid	$296	$344
Income taxes paid	$6,818	$8,077
Supplemental disclosure of non-cash investing and financing activities:
Property and equipment in accounts payable, other current liabilities and other liabilities	$707	$480

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP net income per share – diluted, to net loss and net loss per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2022	2021	2022	2021
Net loss	$(33,248)	$(8,109)	$(55,494)	$(7,397)
Stock-based compensation expense	22,710	10,933	62,524	31,229
Amortization of intangible assets	6,571	4,432	18,682	13,924
Non-cash interest expense	501	2,876	1,339	8,513
Restructuring expense	—	(124)	—	4,954
Impact of non-GAAP tax rate (1)	3,079	(366)	(1,878)	(10,044)
Special adjustments and other (2)	4,657	—	22,886	—
Non-GAAP net income	$4,270	$9,642	$48,059	$41,179

Net loss per share, diluted	$(0.42)	$(0.11)	$(0.70)	$(0.10)
Non-GAAP net income per share, diluted	$0.05	$0.12	$0.55	$0.51

GAAP diluted shares outstanding	79,207	75,750	79,205	75,226
Non-GAAP diluted shares outstanding (3)	88,100	81,063	86,708	80,345
(1)
The Company uses a non-GAAP effective tax rate of 26%.
(2)
The three months ended September 30, 2022, includes $6.8 million currency losses on acquisition-related intercompany loans and a $2.2 million gain from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition. The nine months ended September 30, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $13.7 million currency losses on acquisition-related intercompany loans and a $7.5 million gain from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition.
(3)
The Non-GAAP diluted shares outstanding for the three and nine months ended September 30, 2021, has been changed to align with the current definition.

The following table provides a reconciliation of Adjusted EBITDA to net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Net loss	$(33,248)	$(8,109)	$(55,494)	$(7,397)
Income tax expense	4,579	3,022	15,008	4,424
Stock-based compensation expense	22,710	10,933	62,524	31,229
Interest expense	1,566	3,037	2,851	8,998
Depreciation and amortization	8,273	6,175	24,092	19,355
Restructuring expense	—	(124)	—	4,954
Special adjustments, interest income and other (1)	2,949	(102)	20,878	(275)
Adjusted EBITDA	$6,829	$14,832	$69,859	$61,288

(1)
The three months ended September 30, 2022, includes $6.8 million currency losses on acquisition-related intercompany loans and a $2.2 million gain from a mark-to-market adjustment of contingent consideration associated with the World Programming acquisition. The nine months ended September 30, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $13.7 million currency losses on acquisition-related intercompany loans and a $7.5 million gain from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Net cash provided by operating activities (1)	$8,493	$872	$26,534	$55,594
Capital expenditures	(3,264)	(1,420)	(6,721)	(6,811)
Free cash flow (1)	$5,229	$(548)	$19,813	$48,783

(1)
The nine months ended September 30, 2022, includes a $65.9 million payment in January 2022 for a legal judgement acquired in December 2021.

The following table provides a reconciliation of Non-GAAP gross profit to gross profit, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Gross profit	$91,442	$89,806	$322,753	$294,513
Stock-based compensation expense	2,332	1,411	6,265	3,791
Restructuring expense	—	(10)	—	926
Non-GAAP gross profit	$93,774	$91,207	$329,018	$299,230
Non-GAAP gross margin	78.6%	75.2%	79.9%	76.5%

The following table provides a reconciliation of Non-GAAP operating expense to Total operating expense, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Total operating expense	$116,438	$91,732	$334,306	$286,821
Stock-based compensation expense	(20,378)	(9,522)	(56,259)	(27,438)
Amortization	(6,571)	(4,432)	(18,682)	(13,924)
Gain on mark-to-market adjustment of contingent consideration	2,178	—	7,482	—
Restructuring expense	—	114	—	(4,028)
Non-GAAP operating expense	$91,667	$77,892	$266,847	$241,431

The following table provides our revenue and Adjusted EBITDA on a constant currency basis:

	(Unaudited)
	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021	Increase/ (Decrease) %
(in thousands)	As reported	Currency changes	As adjusted for constant currency	As reported	As reported	As adjusted for constant currency
Software revenue	$103.8	$8.8	$112.6	$102.3	1.4%	10.1%
Total revenue	$119.4	$9.6	$129.0	$121.3	-1.6%	6.3%
Adjusted EBITDA	$6.8	$2.0	$8.8	$14.8	-53.9%	-40.5%

	(Unaudited)
	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2021	Increase/ (Decrease) %
(in thousands)	As reported	Currency changes	As adjusted for constant currency	As reported	As reported	As adjusted for constant currency
Software revenue	$361.6	$18.3	$379.9	$331.4	9.1%	14.7%
Total revenue	$411.8	$20.2	$432.0	$391.4	5.2%	10.4%
Adjusted EBITDA	$69.9	$4.2	$74.1	$61.3	14.0%	20.9%

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending December 31, 2022		Year Ending December 31, 2022
(in thousands)	Low	High	Low	High
Net loss	$(15,000)	$(12,100)	$(70,300)	$(67,400)
Stock-based compensation expense	21,600	21,600	84,100	84,100
Amortization of intangible assets	10,100	10,100	28,800	28,800
Non-cash interest expense	400	400	1,800	1,800
Impact of non-GAAP tax rate	(1,600)	(2,200)	(3,500)	(4,200)
Special adjustments and other(1)	—	—	22,900	22,900
Non-GAAP net income	$15,500	$17,800	$63,800	$66,000

(1)
Year ending December 31, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $13.7 million currency losses on acquisition-related intercompany loans and $7.5 million gain from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition.

The following table provides a reconciliation of projected Adjusted EBITDA to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending December 31, 2022		Year Ending December 31, 2022
(in thousands)	Low	High	Low	High
Net loss	$(15,000)	$(12,100)	$(70,300)	$(67,400)
Income tax expense	3,900	4,000	18,900	19,000
Stock-based compensation expense	21,600	21,600	84,100	84,100
Interest (income) expense	(300)	(300)	500	500
Depreciation and amortization	11,800	11,800	35,900	35,900
Special adjustments and other(1)	—	—	22,900	22,900
Adjusted EBITDA	$22,000	$25,000	$92,000	$95,000
(1)
Year ending December 31, 2022, includes $16.6 million expense on the repurchase of convertible senior notes, $13.7 million currency losses on acquisition-related intercompany loans and $7.5 million gain from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition.

The following table provides a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Year Ending December 31, 2022
(in thousands)	Low	High
Net cash provided by operating activities (1)	$23,000	$27,000
Capital expenditures	(9,000)	(9,000)
Free cash flow (1)	$14,000	$18,000

(1)
Includes $65.9 million payment in January 2022 for legal judgement acquired in December 2021.